UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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U.S. WELL SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1360 Post Oak Blvd., Suite 1800

Houston, Texas 77056

(832) 562-3730

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 13, 2020

Dear Stockholder,

You are cordially invited to attend the 2020 annual meeting of stockholders of U.S. Well Services, Inc. (“USWS,” “Company,” “we,” “our” or “us”) to be held at the time and place noted below.

We are using the “Notice and Access” method of providing proxy materials to stockholders via the Internet. We believe that this process provides stockholders with a convenient and efficient way to access the proxy materials and vote. We will mail to most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to (1) access our 2020 Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and (2) vote electronically via the Internet. This notice will also contain instructions on how to receive a paper copy of the proxy materials. All stockholders who do not receive a notice will receive a paper copy of the proxy materials by mail or an electronic copy of the proxy materials by email.

DATE, TIME AND PLACE	Wednesday, May 27, 2020, at 10:00 a.m. Central Time 1330 Post Oak Blvd., 2nd Floor, East Conference Room, Houston, TX 77056

ITEMS OF BUSINESS

1.  Elect 3 directors named in the accompanying proxy statement to serve on our board of directors as Class II directors;

2.  Ratify the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3.  Transact any other business that may properly come before the Annual Meeting.

RECORD DATE	April 3, 2020

PROXY VOTING	It is important your shares be represented and voted at the Annual Meeting. You can vote your shares electronically via the Internet, by telephone or by completing and returning the proxy card or voting instruction card if you requested paper proxy materials. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you requested printed materials, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. You can revoke a proxy prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

SPECIAL NOTE REGARDING POTENTIAL CHANGES TO OUR ANNUAL MEETING	We intend to hold the Annual Meeting in person. However, we are sensitive to concerns related to public health and travel that our stockholders may have and are monitoring the protocols that federal, state and local governments may recommend or require in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described herein) or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). In the event we determine it is necessary or appropriate to take additional steps regarding how we conduct the Annual Meeting, we will announce this decision in advance, and details will be posted on our website and filed with the Securities and Exchange Commission (the “SEC”).

By order of the Board of Directors,

David L. Treadwell
Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders to be held on May 27, 2020. The Notice of Annual Meeting of Stockholders, our Proxy Statement for the Annual Meeting of Stockholders and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available at www.proxyvote.com.

2020 PROXY SUMMARY

Along with the Notice of Annual Meeting of Stockholders, we are providing this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Proxy Materials”) in connection with the Company’s 2020 Annual Meeting of Stockholders (including any adjournments and postponements thereof, the “Annual Meeting”) to be held on Wednesday, May 27, 2020, at 10:00 a.m., Central Time, at 1330 Post Oak Boulevard, 2nd Floor, East Conference Room, Houston, Texas 77056. We intend to hold the Annual Meeting in person. However, we are sensitive to concerns related to public health and travel that our stockholders may have and are monitoring the protocols that federal, state and local governments may recommend or require in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described herein) or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). In the event we determine it is necessary or appropriate to take additional steps regarding how we conduct the Annual Meeting, we will announce this decision in advance, and details will be posted on our website and filed with the Securities and Exchange Commission (the “SEC”). The Notice of Internet Availability of Proxy Materials (the “Notice”) and the Proxy Materials were first made available to stockholders on or about April 13, 2020. If you requested printed copies by mail, your Proxy Materials also include the proxy card or voting instruction form for the Annual Meeting.

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. On November 9, 2018, we completed a business combination with U.S. Well Services, LLC (the “Business Combination”). Unless the context requires otherwise, references to “we,” “us,” “our,” “USWS” and the “Company” refer to U.S. Well Services, Inc. on and after the consummation of the Business Combination, and references to “USWS” prior to the Business Combination are to U.S. Well Services, LLC, the wholly owned subsidiary of USWS Holdings LLC (“USWS Holdings”), the entity in which we acquired a majority interest in connection with the Business Combination.

Meeting Information

Date and Time	Wednesday, May 27, 2020, at 10:00 a.m. Central Time

Place	1330 Post Oak Blvd., 2nd Floor, East Conference Room Houston, Texas 77056

Record Date	April 3, 2020

Voting	Holders of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), or Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) as of the close of business on the record date, April 3, 2020, are entitled to vote. Each share of our Class A Common Stock and Class B Common Stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted upon.

Admission	You are entitled to attend the Annual Meeting only if you are a stockholder as of the close of business on the record date or hold a valid proxy for the meeting. In order to be admitted to the Annual Meeting, you must present proof of ownership of Company stock on the record date. Please refer to the section “General Information about the Annual Meeting” for detailed instructions.

Voting Matters and Board Recommendation

Matter	Board of Directors Vote Recommendation	Page Reference

1. Election of Three Class II Directors	FOR EACH DIRECTOR NOMINEE	8

2. Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm for 2020	FOR	26

Election of Directors

The nominees for election as Class II directors are listed below. If elected, the nominees for election as Class II directors will serve on our Board of Directors (our “Board”) for a term of three years expiring at our annual meeting of stockholders in 2023 and until their respective successors are duly elected and qualified. All nominees currently serve on our Board. The following table provides summary information about each director nominee.

Name	Age	Director Since	Occupation	Independent	AC	CC	NGC	Other Public Company Boards

Steve S. Habachy	42	2020	Co-Founder, President & COO WildFire Energy LLC	X	X	X

Adam Klein	42	2018	Partner, Crestview Advisors, L.L.C.	X		X	X	X

David J. Matlin	58	2016	Co-Founder, Chief Executive Officer & Chief Investment Officer MatlinPatterson Global Advisers LLC					X

AC – Audit Committee    CC – Compensation Committee    NCG – Nominating & Corporate Governance Committee

Governance Highlights

Our Board believes the purpose of corporate governance is to ensure we maximize stockholder value in a manner consistent with our Code of Business Conduct and Ethics, as well as all applicable legal requirements. The following highlights some key characteristics of our Board and governance practices.

Size of Board After 2020 Annual Meeting	8
Number of Independent Directors after 2020 Annual Meeting	6
Average Age of Directors	51
Independent Chairman of the Board	✓
Regular Executive Sessions of Independent Directors	✓
All Board Committee Members are Independent Directors	✓
Annual Board and Committee Performance Evaluations	✓
Code of Business Conduct and Ethics Applicable to Directors	✓
Risk Oversight by Full Board and Committees	✓

Ratification of Independent Registered Public Accounting Firm

As a matter of sound corporate governance, we are asking our stockholders to ratify the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

What is the location of the 2020 Annual Meeting?

The Annual Meeting will be held at 1330 Post Oak Blvd., 2nd Floor, East Conference Room, in Houston, Texas 77056, on Wednesday, May 27, 2020, at 10:00 a.m. Central Time or at such other time and place to which the Annual Meeting may be adjourned or postponed. We intend to hold the Annual Meeting in person. However, we are sensitive to concerns related to public health and travel that our stockholders may have and are monitoring the protocols that federal, state and local governments may recommend or require in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described herein) or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). In the event we determine it is necessary or appropriate to take additional steps regarding how we conduct the Annual Meeting, we will announce this decision in advance, and details will be posted on our website and filed with the SEC.

Who is soliciting my vote?

Our Board is soliciting your vote at the 2020 Annual Meeting of Stockholders.

What is the purpose of the Annual Meeting?

You will be voting on the following items of business:

(1)	the election of 3 directors to serve for three-year terms (Proposal 1); and

(2)	the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 2).

If any other business properly comes before the meeting, you will be voting on those items as well.

How does the Board recommend that I vote my shares?

The Board recommends that you vote your shares as follows:

(1)	FOR the election of each of the nominees for director to serve for three-year terms (Proposal 1); and

(2)	FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 2).

Our Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters are properly presented, the persons named as proxies will vote or refrain from voting on any matter in accordance with their best judgment.

How will I receive Proxy Materials?

This year, we are using the “Notice and Access” method of providing Proxy Materials to stockholders via the Internet. With “Notice and Access,” we are permitted to furnish Proxy Materials to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, you will receive our Proxy Materials in one of the following ways:

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Notice and Access: Most stockholders will not receive printed copies of the Proxy Materials unless they request them. Instead, the Notice, which was mailed to most of our stockholders beginning on or about April 13, 2020, will instruct you on how to access and review all of the Proxy Materials on the Internet. The Notice also instructs you on how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our Proxy Materials, you should follow the instructions for requesting such materials in the Notice. Any request to receive Proxy Materials by mail or email will remain in effect until you revoke it. All stockholders who do not receive a Notice will receive a paper copy of the Proxy Materials by mail or an electronic copy of the Proxy Materials by email (see below).

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Email Access to Proxy Materials: Stockholders who previously elected to access Proxy Materials over the Internet will not receive the Notice in the mail. You should have received an email with links to the Proxy Materials and online proxy voting.

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Paper Copy of Proxy Materials with Proxy Card: Stockholders who requested paper copies of the Proxy Materials will not receive the Notice. Instead, you will receive a paper copy of the Proxy Materials. You can eliminate all such paper mailings in the future by electing to receive an email that will provide Internet links to these documents. Opting to receive all future Proxy Materials online will save us the cost of producing and mailing documents to your home or business and help us conserve natural resources. To request electronic delivery, please follow the instructions on your proxy card or voting instruction card.

These documents will also be made available on our website www.uswellservices.com under the heading “Investor Relations > Annual Report & Proxies,” as well as at www.proxyvote.com.

Who can vote?

You can vote at the Annual Meeting if you were a holder of our Common Stock as of 5:00 p.m. Eastern Time on April 3, 2020, our record date. You will have one vote for each share of Common Stock you owned at the close of business on the record date; provided those shares were either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee. As of April 3, 2020, we had 73,379,397 shares of Common Stock outstanding and entitled to vote, consisting of 67,878,705 shares of Class A Common Stock and 5,500,692 shares of Class B Common Stock. The holders of the shares of Class A Common Stock and Class B Common Stock are voting as a single class on all matters.

Who can attend the Annual Meeting?

Only stockholders as of the record date, and any stockholder’s spouse or duly appointed proxy, may attend. No guests will be allowed to attend the Annual Meeting.

Attending the Annual Meeting?

The Annual Meeting will be held at 1330 Post Oak Blvd., 2nd Floor, East Conference Room, in Houston, Texas 77056. Admission to the Annual Meeting will begin at 9:00 a.m., Central Time on Wednesday, May 27, 2020.

In order to be admitted to the Annual Meeting, you should:

•	Arrive shortly after 9:00 a.m., Central Time, to ensure that you are seated by the commencement of the Annual Meeting at 10:00 a.m., Central Time;

•	Be prepared to comply with security requirements, which may include security guards searching all bags, among other security measures;

•	Leave your camera at home because cameras, transmission, broadcasting and other recording devices, including certain smartphones, may not be permitted in the meeting room; and

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Bring photo identification, such as a driver’s license, and proof of ownership of Common Stock on the record date, April 3, 2020. Proof of ownership may be the proxy card, a brokerage statement or letter from a bank or broker indicating ownership on April 3, 2020, a legal proxy or voting instruction card provided by your broker, bank or nominee.

Any holder of a proxy from a stockholder must present a properly executed legal proxy and a copy of the proof of ownership.

IF YOU DO NOT PROVIDE VALID PHOTO IDENTIFICATION AND COMPLY WITH THE OTHER PROCEDURES OUTLINED ABOVE FOR ATTENDING THE ANNUAL MEETING IN PERSON, WE WILL BE UNABLE TO ADMIT YOU TO ATTEND THE ANNUAL MEETING IN PERSON.

We intend to hold the Annual Meeting in person. However, we are sensitive to concerns related to public health and travel that our stockholders may have and are monitoring the protocols that federal, state and local governments may recommend or require in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described herein) or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). In the event we determine it is necessary or appropriate to take additional steps regarding how we conduct the Annual Meeting, we will announce this decision in advance, and details will be posted on our website and filed with the SEC.

What is the difference between a stockholder of record and a beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between stockholders of record and beneficial owners.

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Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, you are considered the stockholder of record with respect to those shares, and the Proxy Materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us, to vote your shares by Internet, by telephone, or to vote in person at the Annual Meeting using the proxy card provided with the Proxy Materials.

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Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of those shares, and your shares are held in street name. The Proxy Materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you request, complete and deliver a legal proxy from your broker, bank or nominee. A proxy card with voting instructions for you to use in directing the broker, bank or nominee how to vote your shares will be provided with the Proxy Materials delivered to you by your broker, bank or nominee.

If you hold common stock in BOTH street name (as a beneficial owner) and as a stockholder of record, YOU MUST VOTE SEPARATELY for each position of common stock.

How do I vote?

Your vote is important. You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting by ballot, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card. Telephone and Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on May 26, 2020.

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By Internet—If you are a stockholder of record, you may vote by going to www.proxyvote.com and follow the instructions provided with your Proxy Materials and on your proxy card. If your shares are held with a broker, bank or nominee, you will need to go to the website provided on your voting instruction card. Have your proxy card or voting instruction card available when you access the voting website.

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By Telephone—If you are a stockholder of record, you may also vote by telephone by calling, toll-free, 1-800-690-6903 and following the pre-recorded instructions. If your shares are held with a broker, bank or nominee, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card available when you call.

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By Mail—If you are a stockholder of record, you may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the pre-addressed postage-paid envelope provided. If you vote by mail, your proxy card must be received by May 26, 2020. Please allow sufficient time for mailing if you decide to vote by mail. Please note that if you choose to vote on the Internet or by telephone, you do not need to return your proxy card.

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In Person—The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record. The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

Can I revoke a proxy after I submit it?

Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may revoke your proxy by:

•	sending a written notice revoking your proxy to our Corporate Secretary at our principal executive offices at 1360 Post Oak Blvd., Suite 1800, Houston, Texas 77056 on or before May 26, 2020;

•	delivering a properly executed, later-dated proxy on or before May 26, 2020;

•	voting again through the Internet or by telephone in accordance with the instructions provided to you for voting your shares on or before May 26, 2020; or

•	attending the Annual Meeting and voting in person.

If you hold your shares in street name and you vote by proxy, you may change your vote by submitting new voting instructions to your broker, bank, or other nominee of record in accordance with that entity’s procedures.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. A quorum of stockholders is necessary to transact business at the Annual Meeting. A quorum exists if the holders of outstanding shares of our Common Stock representing a majority of the voting power of all outstanding shares of Common Stock entitled to vote as of April 3, 2020 are present in person or by proxy at the Annual Meeting, including proxies on which abstentions (withholding authority to vote) are indicated. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

If less than a quorum is represented at the Annual Meeting, the presiding officer of the meeting or a majority of the shares so represented may move to adjourn the meeting. In the event a quorum is present at the Annual Meeting, but sufficient votes to approve any of the items proposed by our Board have not been received, the presiding officer of the meeting or the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient proxies have been received and it is otherwise appropriate.

What if I don’t give specific voting instructions?

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Stockholders of Record. If you are a stockholder of record and you indicate when voting by Internet or by telephone that you wish to vote as recommended by our Board, or you return a signed proxy card but do not indicate how you wish to vote, then your shares will be voted in accordance with the recommendations of the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at the Annual Meeting. If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions on such matter.

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Beneficial Owners. If you are a beneficial owner and hold your shares in street name and do not provide the organization that holds your shares with voting instructions, one of two things can happen, depending upon whether a proposal is “routine.” Brokers have discretion to cast votes on routine matters, such as the ratification of the appointment of KPMG as our independent registered public accounting firm for 2020, without receiving client voting instructions.

The election of directors is considered a “non-routine” matter, so if you are a beneficial owner, your broker, bank, trust or other holder of record is not permitted to vote your shares on these matters if the broker does not receive voting instructions from you. Accordingly, the broker may return the proxy card without voting on these proposals, and this is known as a “broker non-vote.” The ratification of auditors is considered a “routine” matter, so if you are a beneficial owner, your broker, bank, trust or other holder of record is permitted to vote your shares on the ratification of auditors even if the broker does not receive voting instructions from you.

In summary, if you hold your shares in street name, your broker, bank, trust or other holder of record will not have discretionary authority to vote your shares for Proposal 1 if you do not provide instructions. As such, we strongly encourage you to exercise your right to vote as a stockholder.

How many votes are needed to approve the proposals?

Election of Directors (Proposal 1)

With respect to the election of our directors, you may (a) vote FOR or (b) vote WITHHOLD from voting as to one or more director nominees. Our Amended and Restated Bylaws (the “Bylaws”) provide that nominees for director are elected by a plurality of the votes cast, which means that the director nominees with the greatest number of “FOR” votes cast, even if less than a majority, will be elected. Votes that are withheld will be excluded entirely from the vote with respect to the nominee from which they are withheld and will result in the applicable nominee receiving fewer “for” votes for purposes of determining the nominees receiving the greatest number of “for” votes. Broker non-votes will have no effect on the outcome of Proposal 1.

Ratification of the Appointment of KPMG as Our Independent Registered Public Accounting Firm for 2020 (Proposal 2)

With respect to the ratification of the appointment of KPMG as our independent registered public accounting firm for 2020, you may (a) vote FOR, (b) vote AGAINST or (c) ABSTAIN from voting. A majority of the votes cast by holders of shares of Common Stock present in person or represented by proxy at our Annual Meeting and entitled to vote, voting together as a single class, must be voted FOR ratification in order for Proposal 2 to pass. Votes cast FOR and AGAINST with respect to this matter will be counted as votes cast. A vote to ABSTAIN will have no effect on the outcome of this proposal. The ratification of auditors is considered a “routine” matter, so if you are a beneficial owner, your broker, bank, trust or other holder of record is permitted to vote your shares on the ratification of auditors even if the broker does not receive voting instructions from you.

Could other matters be decided at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. No matters were brought to the attention of our Corporate Secretary in accordance with the required procedures listed in our Bylaws.

ELECTION OF DIRECTORS (PROPOSAL 1)

The Board has authority under our Bylaws to fill vacancies and to increase or, upon the occurrence of a vacancy, decrease the Board’s size between annual stockholder meetings. The size of our Board is currently at eight directors.

Below are the three nominees for election as a director, each of whom currently serves on the Board. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the three nominees named in this Proxy Statement. Each of the directors listed below has consented to serving as a nominee, being named in this Proxy Statement, and serving on the Board if elected. Each director elected at the Annual Meeting will serve for a three-year term expiring at the 2023 Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier death, retirement, resignation or removal.

The Board comprises a diverse group of leaders in their respective fields. All of our directors have had senior leadership experience at major domestic and/or international companies. In these positions, they have gained significant and diverse management experience, including strategic and financial planning, public company financial reporting, compliance, risk management and leadership development. All of our directors also have experience serving as executive officers or on boards of directors and board committees of other public and private companies and have an understanding of corporate governance practices and trends.

The Board and its Nominating and Corporate Governance Committee believe the skills, experience, perspective and diversity of the directors provide the Company with business acumen and a diverse range of perspectives to engage each other and management to address effectively the Company’s evolving needs and represent the best interests of the Company’s stockholders. The biographies below describe the skills, qualities and experience of the nominees that led the Board and the Nominating and Corporate Governance Committee to determine that it is appropriate to nominate these directors.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE FOLLOWING DIRECTOR NOMINEES: STEVE S. HABACHY, ADAM KLEIN AND DAVID J. MATLIN.

Director Nominees

Steve S. Habachy

Age: 42

Committees: Audit, Compensation

Mr. Habachy has been a member of our Board since March 2020. Mr. Habachy has served as Co-Founder/Board Member/President of COO WildFire Energy LLC since June 2019. Prior to that, Mr. Habachy served as Chief Operating Officer and Executive Vice President of Wildhorse Resource Development Corporate (NYSE: WRD) and WildHorse Resources II LLC from September 2016 until February 2019. Mr. Habachy joined WildHorse Resources LLC in 2010, where he served as Vice President of Operations from May 2010 to December 2012. From January 2013 to August 2016, Mr. Habachy served as Vice President, Operations of WildHorse Resources Management Company. From March 2007 to April 2010, Mr. Habachy was a Partner of Winter Ridge Energy LLC, where he served as Vice President of Engineering and Operations. Prior to 2007, Mr. Habachy served in a wide variety of technical engineering and management roles in Louisiana, East Texas and the Gulf Coast with Anadarko Petroleum and Hilcorp Energy Company. Further, Mr. Habachy served on the External Advisory Committee for the Department of Petroleum and currently serves on the Executive Chancellor’s Council for the UT System. Mr. Habachy received his bachelors and masters degrees in petroleum engineering from the University of Texas at Austin.

We believe Mr. Habachy is well qualified to serve on our Board due to his petroleum engineering experience and background as an executive with knowledge of business, operations and corporate strategy.

Adam Klein

Age: 42

Committees: Nominating & Corporate Governance (Chair), Compensation

Mr. Klein has been a member of our Board since November 2018. Mr. Klein is a partner focused on energy investments at Crestview Advisors, L.L.C. (“Crestview”). Prior to joining Crestview in 2007, Mr. Klein worked as an investment professional at Centennial Ventures, Inc., where he invested in early- to mid-stage companies across multiple industries. Before joining Centennial Ventures, Mr. Klein worked in the Mergers & Acquisitions group at Compass Partners from 2001 to 2003, advising corporations and private equity firms on a wide range of transactions. Previously, Mr. Klein worked in the Media & Telecom group at Donaldson, Lufkin & Jenrette and then Credit Suisse from 2000 through 2001. Mr. Klein received an M.B.A. from Harvard Business School and an A.B. in Economics from Harvard College. Mr. Klein serves on the board of directors of CP Energy Services, Inc., SES Holdings, LLC and W Energy Partners II. Mr. Klein will retire from service on the board of directors of Select Energy Services, Inc., effective as of May 8, 2020. Mr. Klein served on the board of directors of Synergy Energy Holdings, LLC from December 2011 to August 2018, Silver Creek Oil & Gas, LLC from May 2012 to August 2018 and FBR & Co. from February 2010 to June 2014.

We believe Mr. Klein is well qualified to serve on our Board because of his private equity investment and company oversight experience, significant familiarity with our industry, and background with respect to acquisitions, debt financings and equity financings.

David J. Matlin

Age: 58

Committees: None

Mr. Matlin has been a member of our Board since 2016, having previously served as our Chief Executive Officer since inception in March 2016 to November 2018. Mr. Matlin is co-founder, Chief Executive Officer and Chief Investment Officer of MatlinPatterson Global Advisers LLC (MatlinPatterson), a distressed securities investment manager, which he co-founded in July 2002. Since 2015, he has served as the Chief Executive Officer (and a managing principal since December 2012) of MatlinPatterson Asset Management L.P. Prior to forming MatlinPatterson, Mr. Matlin was a Managing Director at Credit Suisse, and headed their Global Distressed Securities Group upon its inception in 1994. From 1988 to 1994, he served as a Managing Director and founding partner of Merrion Group, L.P. Mr. Matlin began his career as a securities analyst at Halcyon FSB Investments from 1986 to 1988. Mr. Matlin has served as a member of the board of directors of Flagstar Bank FSB, a federally chartered savings bank, and Flagstar Bancorp, Inc. (NYSE: FBC), a savings and loan holding company, since 2009. Mr. Matlin has served as Chair of Flagstar Bancorp, Inc.’s Nominating/Corporate Governance Committee since January 2009 and previously served as Chair of its Compensation Committee from January 2009 to January 2018 and as a member of that committee until March 2018. Mr. Matlin also serves on the boards of directors of Orthosensor, Inc., Dermasensor, Inc. and Pristine Surgical LLC, which are medical device manufacturers. Previously, Mr. Matlin served on the board of directors of CalAtlantic Group, Inc. (NYSE: CAA), a U.S. homebuilder, from 2009 to 2018 and Global Aviation Holdings, Inc., an air charter company, from 2006 to 2012.

We believe Mr. Matlin is well qualified to serve on our Board due to his background in distressed companies and his experience serving on several public company boards, which bring leadership, risk assessment skills and public company expertise.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Our Board believes that the purpose of corporate governance is to ensure that we maximize stockholder value in a manner that is consistent with our Code of Business Conduct and Ethics, as well as all applicable legal requirements. The Board has adopted and adheres to our Corporate Governance Guidelines that the Board and our executive officers, as officer is defined in Rule 16a-1(f) under the Securities Exchange Act of 1934 promote for sound, best practices. The Board reviews these governance practices, the corporate laws of the State of Delaware under which we were incorporated, the rules and listing standards of The Nasdaq Capital Market LLC (“Nasdaq”), and the regulations of the SEC, as well as best practices recognized by governance authorities, to benchmark the standards under which it operates.

The Company is managed under the direction of the Board. The Company has a “staggered-board” structure consisting of three classes of directors with only one class of directors being elected in each year and each class serving a three-year term. Our directors are divided among the three classes as follows: (i) Mr. Broussard and Mr. Burnett are Class I directors serving terms expiring at our 2022 Annual Meeting of Stockholders, (ii) Mr. Habachy, Mr. Klein and Mr. Matlin are Class II directors serving terms expiring at our 2020 Annual Meeting of Stockholders, and (iii) Mr. Treadwell, Mr. Carroll and Mr. Watson are Class III directors serving terms expiring at our 2021 Annual Meeting of Stockholders.

Our Board is led by Mr. Treadwell, our independent Chairman of the Board. The Board believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is appropriate at this time. The Board believes its current leadership structure best serves the objectives of the Board’s oversight of management, the Board’s ability to carry out its roles and responsibilities on behalf of the Company’s stockholders, and the Company’s overall corporate governance.

The Board provides accountability, objectivity, perspective, judgment and in some cases, specific industry or technical knowledge or experience. In carrying out its responsibilities to the stockholders, the fundamental role of the Board is to ensure (1) continuity of leadership; (2) the implementation, understanding and pursuit of a sound strategy for the success of our Company; and (3) the availability of financial and management resources and the implementation of control systems to carry out that strategy. Our Corporate Governance Guidelines, our Code of Business Conduct and Ethics, our Code of Ethics for Senior Financial Officers, the charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, and other corporate governance information, are available on our website at www.uswellservices.com under the heading “Investor Relations > Corporate Governance > Governance Overview.” These materials are also available in print and free to any stockholder upon written request submitted to our principal executive offices at 1360 Post Oak Blvd., Suite 1800, Houston, Texas 77056, Attention: Corporate Secretary. The information on our website is not a part of this Proxy Statement and is not incorporated into any of our filings made with the SEC.

Board of Directors and Executive Officers

Our current directors and Executive Management are listed below along with biographies for each of them. Director nominees have been presented as set forth above:

Name	Position
David L. Treadwell	Director, Non-Executive Chairman of the Board

Joel Broussard	Director, President and Chief Executive Officer

Kyle O’Neill	Chief Financial Officer

Matthew Bernard	Chief Administrative Officer

Richard Burnett	Director

Ryan Carroll(1)	Director

Steve S. Habachy	Director

Adam Klein(2)	Director

David J. Matlin	Director

Eddie Watson(2)	Director

(1)	Mr. Carroll was designated as a director by USWS Holdings in connection with the Business Combination.
(2)

Messrs. Klein and Watson were designated as directors by Crestview in connection with the Business Combination. Crestview is entitled to designate for nomination by us for election (i) two directors to serve on our Board for so long as Crestview beneficially owns at least 14.3% of the outstanding shares of Class A Common Stock, one of whom must qualify as an independent director pursuant to Nasdaq rules, and (ii) one director for so long as Crestview beneficially owns at least 5% and less than 14.3% of the outstanding shares of Class A Common Stock.

David L. Treadwell (Non-Executive Chairman of the Board)

Age: 65

Committees: Compensation (Chair), Nominating & Corporate Governance

Mr. Treadwell has been a member of our Board since March 2017. Mr. Treadwell serves on the boards of Visteon Corporation and Flagstar Bank, both publicly traded on U.S. stock exchanges. Mr. Treadwell formerly served on the board of directors of Fairpoint Communications (NASDAQ: FRP) from January 2011 until the company was sold to Consolidated Communications in June 2017. In addition, Mr. Treadwell is chairman of four other private companies. From 2006-2011, Mr. Treadwell was president and chief executive officer of EP Management Corporation (formerly EaglePicher Corporation). Previously, Mr. Treadwell served as chief operating officer of EP Management Corporation, and prior to that, division president. Mr. Treadwell was also CEO of Oxford Automotive, a $1-billion automotive supplier, where he led the restructuring of the company. Mr. Treadwell was with Prechter Holdings for 19 years, ultimately serving as its CEO. Mr. Treadwell holds a BA with high honors in Business Administration from the University of Michigan.

We believe Mr. Treadwell is well qualified to serve on our Board due to his background as an experienced executive with knowledge of business, operations, corporate strategy and risk management, as well as his experience with distressed companies and turnaround situations.

Joel Broussard (Director, President and Chief Executive Officer)

Age: 53

Mr. Broussard has served as our President and Chief Executive Officer and has been a member of our Board since November 2018. He became USWS’ Chief Executive Officer in February 2017 and has served on USWS’ Board of Directors since February 2012. Mr. Broussard founded ORB Investments, LLC in February 2012 and was most recently a principal investor in Go-Coil, LLC from August 2008 until December 2011. Additionally, Mr. Broussard was the founder and Chief Executive Officer of Gulf Offshore Logistics, LLC from April 2003 until December 2014 and GOL Docks, LLC from March 2007 until March 2012. Prior to founding Gulf Offshore Logistics, LLC and GOL Docks, LLC, Mr. Broussard worked in sales and marketing with C&G Marine for over 7 years and was a member of the United States Army. Mr. Broussard attended Nicholls State University.

We believe Mr. Broussard is well qualified to serve on our board of directors due to his background as an experienced executive with knowledge of business, operations and corporate strategy and due to his technical experience in the oil and gas services industry, including the hydraulic fracturing market. Mr. Broussard brings to our Board his (1) experience as our President and CEO; (2) extensive knowledge of our strategy, markets, competitors, financial and operational issues; (3) demonstrated commitment to our health, safety, environmental and social responsibility; (4) demonstrated ability to continually create vision and alignment for our Company while achieving growth; and (5) extensive oil service industry experience.

Kyle O’Neill (Chief Financial Officer)

Age: 41

Mr. O’Neill has served as our Chief Financial Officer since November 2018. Previously, Mr. O’Neill was a Managing Director of TCW’s Direct Lending Group from January 2013 to December 2018. TCW acquired the Direct Lending Group from Regiment Capital in 2013, where Mr. O’Neill worked since October 2005 as an investment professional in the Special Situations Group. Prior to that, Mr. O’Neill held various positions within the investment banking firms of JPMorgan and Baxter Bold & Company from 2000. Mr. O’Neill received a BA from Michigan State University’s Eli Broad College of Business.

Matthew Bernard (Chief Administrative Officer)

Age: 49

Mr. Bernard has served as our Chief Administrative Officer since November 2018 and previously served as USWS’ Chief Financial Officer from August 2014 to November 2018. Mr. Bernard was President of Gulf Offshore Logistics, LLC from June 2010 until arriving at USWS in August 2014. Previously, Mr. Bernard served as Executive Vice President/Chief Financial Officer of Gulf Offshore Logistics, LLC from 2007 until 2010 and as Corporate Controller for Edison Chouest Offshore from May 2002 until 2007. From August 1992 to April 2002, Mr. Bernard worked domestically and internationally for Ernst & Young. Mr. Bernard holds a Bachelor of Science in Accounting from Nicholls State University.

Richard Burnett

Age: 46

Committees: Audit (Chair)

Mr. Burnett has been a member of our Board since December 2018. Mr. Burnett became the President and Chief Executive Officer of Silver Creek Oil & Gas, a privately owned independent oil and natural gas company engaged in the acquisition, development and exploration of unconventional natural gas and oil resources in the United States in November 2019. He previously served as Chief Financial Officer of Covey Park Energy, a private E&P company sponsored by Denham Capital, from July 2017 until Covey Park Energy was sold to Comstock Resources in July 2019. Prior to joining Covey Park Energy, Mr. Burnett served as Chief Financial Officer of Double Eagle Energy Holdings II, a U.S. onshore E&P partnership with Apollo Natural Resource Partners from August 2016 until its sale to Parsley Energy, Inc. during the first half of 2017. Prior to Double Eagle Energy Holdings II, Mr. Burnett spent three years at EXCO Resources, Inc., a publicly-traded, U.S. onshore, E&P company serving as Vice President, Chief Financial Officer and Chief Accounting Officer. From 2002 to November 2013, Mr. Burnett was at KPMG LLP, an international accounting firm where he served as the Partner in Charge of the Energy Audit Practice within the Dallas / Ft. Worth Business Unit starting in June of 2012. Prior to joining KPMG LLP, Mr. Burnett spent time at Arthur Anderson LLP and Marine Drilling Companies, Inc. Mr. Burnett is a Certified Public Accountant in the State of Texas and received a B.B.A in Accounting from Texas Tech University.

We believe Mr. Burnett is well qualified to serve on our board of directors due to his (1) financial expertise; (2) experience as a chief financial officer of an energy company; (3) his independence; (4) prior experience as an executive with a public company; and (5) extensive oil service industry experience.

Ryan Carroll

Age: 37

Committees: Audit, Nominating & Corporate Governance

Mr. Carroll has been a member of our Board since November 2018. Mr. Carroll is currently a Managing Director within the Direct Lending Group at TCW, which he joined in July of 2016. Prior to joining TCW, Mr. Carroll was a Managing Director within the US Private Capital Group at BlackRock Financial Management, Inc. from March 2015 until April of 2016. He joined BlackRock in March of 2015 with the acquisition of BlackRock Kelso Capital Advisors, which he joined in November 2005 and had served as a Managing Director from December 2012 until March 2015. Prior to joining BlackRock Kelso Capital, Mr. Carroll worked in the leveraged finance group at JPMorgan, where he began his career in 2004. In addition, Mr. Carroll previously served on the board of directors of four private companies. Mr. Carroll holds a BSBA with majors in finance, accounting and international business from the Olin School of Business at Washington University in St. Louis.

We believe Mr. Carroll is well qualified to serve on our Board due to his background overseeing numerous performing and distressed portfolio companies and his service as a director on a number of private company boards, which provides us with an experienced investor who has been deeply involved in the formulation of long-term strategic plans, acquisition strategy and construction of management incentive plans.

Eddie Watson

Age: 65

Committees: Compensation

Mr. Watson has been a member of our Board since November 2018. Mr. Watson worked at Halliburton from 1981 through 2015 where he served in increasing roles of responsibility, most recently as Southern U.S. Region Operations Manager. During his tenure at Halliburton, Mr. Watson worked in several regions throughout the U.S., the Far East and the Middle East. Mr. Watson has been retired since 2015. Mr. Watson received a B.S. in Mechanical Engineering from New Mexico State University in 1980.

We believe Mr. Watson is well qualified to serve on our Board because of his extensive management and technical experience in the oil and gas services industry, including the hydraulic fracturing market.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics and Code of Ethics

We are committed to establishing and maintaining an effective compliance program that is intended to increase the likelihood of preventing, detecting, and correcting violations of law and Company policy. We have adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees. We have also adopted a Code of Ethics for Senior Financial Officers applicable to our chief executive officer, chief financial officer, chief administrative officer, controller and other senior officers. We employ EthicsPoint, an independent third-party dedicated helpline, for employees, officers, directors and external parties to anonymously report violations of our Code of Business Conduct and Ethics or complaints regarding accounting and auditing practices. Reports of possible violations of Company policy and the law are reported to our Nominating and Corporate Governance Committee. Reports of possible violations of financial or accounting policies are reported to our Audit Committee. Our Code of Business Conduct and Ethics and Code of Ethics for Senior Financial Officers may be reviewed on our website at www.uswellservices.com under the heading “Investor Relations > Corporate Governance > Governance Overview.”

We will disclose amendments to, or waivers of, our Code of Business Conduct and Ethics or Code of Ethics for Senior Financial Officers that are required to be disclosed under the securities and Nasdaq rules through our website. Any waiver of our Code of Business Conduct and Ethics or Code of Ethics for Senior Financial Officers must be approved by the Board or a relevant Board committee.

Corporate Governance Guidelines

Our Corporate Governance Guidelines contain general principles and practices regarding the function of the Board and the Board Committees. The Corporate Governance Guidelines are reviewed regularly by the Nominating and Corporate Governance Committee and revised when appropriate. Our Corporate Governance Guidelines address many of the items discussed above, and also include, among other things, the following items concerning the Board:

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Composition of the Board. Our Corporate Governance Guidelines require that the independent directors of our Board consider whether director candidates possess the required skill sets and fulfill the qualification requirements of directors approved by the Board, including independence, sound judgment, business specialization, technical skills, diversity and other desired qualities.

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Board, Committee and Individual Director Evaluations. Each year, our directors complete an evaluation process focusing on an assessment of Board operations as a whole. Additionally, each of the Audit, Compensation and Nominating and Corporate Governance Committees conducts a separate evaluation of its own performance and the adequacy of its charter. These evaluations assess the diversity of talents, expertise and occupational and personal backgrounds of the Board members. The Nominating and Corporate Governance Committee coordinates the evaluation of the Board and committee operations and reviews and reports the results to the Board.

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Board Continuing Education. We provide continuing education to our non-employee directors, which includes written materials and meetings. The continuing education program is designed to provide general information about our Board and its committees; a review of director duties and responsibilities; and comprehensive information about our challenges. The Board believes that ongoing education is important for maintaining a current and effective Board. Accordingly, our Board encourages directors to participate in ongoing education.

Board Role in Risk Oversight

The Board oversees the Company’s management and, with the assistance of management, is actively involved in oversight of risks that could affect the Company. The Board engages in the oversight of risk in various ways, including (i) reviewing and approving management’s operating plans and considering any risks that could affect operating results, (ii) reviewing the structure and operation of our various departments and functions and (iii) in connection with the review and approval of particular transactions and initiatives, reviewing related risk analyses and mitigation plans.

The Board has also delegated certain risk oversight responsibility to committees of the Board as follows: (i) the Audit Committee meets periodically with management to discuss the Company’s process for assessing and managing risks, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures; (ii) the Compensation Committee reviews the Company’s incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking and discusses, at least annually, the relationship between risk management policies and practices and compensation; and (iii) the Nominating and Corporate Governance Committee oversees risk related to corporate governance. Our Executive Management regularly reports to the full Board and, as appropriate, the committees of the Board regarding enterprise risk that the Company must mitigate and manage.

Board Meetings, Annual Meeting of Stockholders and Attendance

Our Board held twenty-five (25) meetings during 2019, including telephonic meetings, and acted by unanimous written consent four (4) times. Each director attended at least 75% of the total number of meetings of the Board and the committee(s) on which such director serves during the period that such director served as a director or on such committee(s) in 2019. Although we do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders, we encourage directors to attend. Directors Joel Broussard, Richard Burnett, Ryan Carroll, Adam Klein David L. Treadwell and Eddie Watson attended our 2019 annual meeting of stockholders.

Committees of the Board of Directors

Our Board has three standing committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Each of these committees operates pursuant to a written charter setting out the functions and responsibilities of the committee, each of which may be viewed on our website at www.uswellservices.com under the heading “Investor Relations > Corporate Governance > Governance Overview” and is also available in print, free of charge, to stockholders upon request submitted to our principal executive offices at 1360 Post Oak Blvd., Suite 1800, Houston, Texas 77056, Attention: Corporate Secretary.

Audit Committee

The members of our Audit Committee are Richard Burnett, Ryan Carroll and Steve S. Habachy, with Mr. Burnett serving as chairman. David L. Treadwell served on the Audit Committee until his resignation coinciding with the appointment of Mr. Habachy effective as of April 1, 2020. The Audit Committee charter gives the Audit Committee the authority and responsibility for the engagement, compensation and oversight of our independent registered public accounting firm and the review and approval in advance of the scope of audit and non-audit assignments and the related fees of the independent registered public accounting firm. The Audit Committee charter also gives this committee authority to fulfill its obligations under SEC and Nasdaq requirements, which include:

•	overseeing responsibilities relating to our accounting, auditing and financial reporting practices, as well as responsibilities associated with our external and internal audit staffing and planning;

•	reviewing analyses of significant accounting and financial reporting issues associated with our financial statements and filings with the SEC;

•	reviewing and discussing the adequacy of the Company’s internal controls;

•	reviewing auditor independence and performance;

•	approving non-audit services and reviewing how such non-audit services relate to the auditor’s independence; and

•	establishing “whistle-blower” policies and procedures for reporting questionable accounting and audit practices.

Audit Committee members meet privately in separate sessions with representatives of our senior management, our independent registered public accounting firm and our Director of Internal Audit after Audit Committee meetings. The Board has determined that Mr. Burnett meets the Nasdaq standard of having accounting or related financial management expertise and meet the SEC criteria for an “audit committee financial expert.” In 2019, our Audit Committee held seven (7) meetings, including telephonic meetings.

Compensation Committee

The members of our Compensation Committee are David L. Treadwell, Steve S. Habachy, Adam Klein and Eddie Watson with Mr. Treadwell serving as chairman. Ryan Carroll served on the Compensation Committee until his resignation coinciding with the appointments of Messrs. Habachy and Watson effective as of April 1, 2020. The principal duties of the Compensation Committee under its charter include:

•	evaluating the performance of and approving all elements of compensation for the chief executive officer;

•	reviewing and approving compensation policies and practices for other executive officers, including all elements of their compensation;

•	reviewing and approving major changes in employee benefit plans;

•	reviewing short-term and long-term incentive program designs and equity grants;

•	reviewing and approving any agreements between the Company and our executive officers, including those related to a change in control;

•	reviewing and recommending to the Board the compensation of our independent directors; and

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reviewing our overall compensation philosophy to ensure that the policy appropriately links management interests with those of stockholders, rewards executives for their contributions and provides appropriate retention incentives.

The Compensation Committee may delegate to its chairman, any one of its members or any sub-committee it may form, the responsibility and authority for any particular matter, as it deems appropriate from time to time under the circumstances.

The Compensation Committee annually reviews all elements of compensation for our officers, utilizing peer group compensation practices and performance, both internally and relative to peers as part of its process to help ensure that our total compensation program is consistent with our compensation philosophies. In discharging its duties and responsibilities, the Compensation Committee has the sole authority to retain, manage and terminate outside consultants. In determining compensation levels for executive officers and non-employee directors, the Compensation Committee reviews compensation survey data supplied by Pearl Meyer & Partners, LLC (“Pearl Meyer”), an outside independent compensation consulting firm retained by the Compensation Committee. The Compensation Committee regularly reviews the independence of Pearl Meyer using the factors required by the SEC rules and the Nasdaq listing standards.

The CEO does not have a role in setting his own base salary, annual cash bonus, or the size of his annual equity compensation award. The Compensation Committee reviews the specific corporate goals and objectives relevant to the compensation of the CEO and evaluates the CEO’s performance and pay in an executive session, in light of those goals and objectives. Based on the Compensation Committee’s annual review and evaluation for 2019, it determined and approved the CEO’s total compensation level, including base salary, cash incentive compensation, and long-term incentive awards. Our CEO provided recommendations for each executive officer’s base salary, annual cash bonus, and target annual equity award for the Compensation Committee’s review. The Compensation Committee’s compensation consultant, Pearl Meyer, analyzed the practices of our peer organizations with regard to the structure and design of annual and long-term incentives. The Compensation Committee considered these factors in setting base salaries, annual targets, and ratings associated with incentive compensation awards, selecting appropriate structures for long-term incentives, and ensuring that the total compensation program is consistent with our compensation philosophy and peer company practices. In 2019, our Compensation Committee held three (3) meetings, including telephonic meetings, and acted by unanimous written consent one (1) time.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Adam Klein, Ryan Carroll and David L. Treadwell, with Mr. Klein serving as chairman. The principal duties of the Nominating and Corporate Governance Committee under its charter include:

•	identifying and recommending qualified nominees for election to the Board;

•	making recommendations to the Board concerning the structure and membership of other Board committees;

•	reviewing and reporting to the Board whether our directors are “independent” as defined under the rules and regulations adopted by the SEC and the Nasdaq corporate governance listing standards;

•	making recommendations to the Board from time to time regarding matters of corporate governance and assisting the Board in implementing those practices;

•	reviewing and assessing our Corporate Governance Guidelines and Code of Business Conduct and Ethics, including the structure, implementation and effectiveness of our compliance program; and

•	overseeing the annual evaluation of the Board and its committees.

Stockholders may submit recommendations for future candidates for election to the Board for consideration by the Nominating and Corporate Governance Committee by writing to our principal executive offices at 1360 Post Oak Blvd., Suite 1800, Houston, Texas 77056, Attention: Corporate Secretary. To suggest a director nominee for our 2021 Annual Meeting of Stockholders, stockholders should submit a letter recommending the candidate and including the information required by Section 3.2(d) of our Bylaws. In addition, the letter should be accompanied by a signed statement from the nominee indicating that the nominee is willing to serve as a member of the Board and submitted to 1360 Post Oak Blvd., Suite 1800, Houston, Texas 77056, Attention: Corporate Secretary. All submissions from stockholders satisfying these requirements will be reviewed by the Nominating and Corporate Governance Committee.

In connection with its role in recommending candidates for the Board, the Nominating and Corporate Governance Committee advises the Board with respect to the combination of skills, experience, perspective and diversity that its members believe are required for the effective functioning of the Board considering our current business strategies and regulatory, geographic and market environment. In addition, the Nominating and Corporate Governance Committee considers it prudent, as part of the search process for any new director, that women and minorities are included in the pool of candidates. Further, the Nominating and Corporate Governance Committee may consider, among other factors, diversity of experience, age, skill, independence qualifications, the number of other public companies for which the prospective nominee serves as a director, the availability of the person’s time and commitment to the Company and whether prospective nominees have relevant business and financial experience and have industry or other specialized expertise. Although the Nominating and Corporate Governance Committee considers diversity of talents, expertise and occupational and personal backgrounds in connection with its role of recommending candidates, the Board does not have a formal diversity policy.

Nominees to be evaluated by the Nominating and Corporate Governance Committee for future vacancies on the Board will be selected from candidates recommended by multiple sources, including business and personal contacts of the members of the Nominating and Corporate Governance Committee, recommendations by our senior management and candidates identified by independent search firms, stockholders and other sources, all of whom will be evaluated based on the same criteria. In 2019, our Nominating and Corporate Governance Committee held three (3) meetings, and acted by unanimous written consent three (3) times.

Director Independence

The Nominating and Corporate Governance Committee conducted a review of the independence of the members of the Board and its committees (other than Mr. Habachy) and reported its findings to the full Board at its March 3, 2020 meeting. In connection with the appointment of Mr. Habachy, the Nominating and Corporate Governance Committee conducted a review of his independence and reported its findings to the full Board at its March 19, 2020 meeting. Currently, other than Mr. Broussard, each of our directors is a non-employee director. The Nominating and Corporate Governance Committee reviewed all of the 2019 commercial transactions, relationships and arrangements between us and our subsidiaries, affiliates and executive officers with companies with whom the seven non-employee directors are affiliated or employed. The transactions, relationships and arrangements reviewed by the Nominating and Corporate Governance Committee consisted of the following:

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The Board David Matlin’s prior role as CEO of the Company until his resignation in connection with the Business Combination in determining his independence. Under Nasdaq guidelines “a director who is, or at any time during the past three years was, employed by the Company” cannot be considered independent.

•	Adam Klein is a partner at Crestview, which has a 34.40% ownership interest in the Company.

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Richard Burnett is a member of the board of directors and serves as chairman of the audit committee and Adam Klein is a member of the board of directors of Select Energy Services (“Select”). Rockwater Energy Solutions (“Rockwater”) is a subsidiary of Select. In addition, Crestview has an investment position in both Select and USWS. Crestview has a 19.2% equity interest in Select, based on information obtained from Select’s definitive proxy statement, filed with the SEC on March 27, 2020. In 2019, USWS purchased chemicals from Rockwater for use in our hydraulic fracturing operations, totaling $11,059,640.31.

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Richard Burnett is the President and Chief Executive Officer of Silver Creek Oil & Gas, LLC (“Silver Creek”). Crestview is a joint venture partner (“JV”) of Silver Creek; however, Crestview does not control the JV. USWS is not currently engaged in any transactions with the JV, and USWS does not anticipate any arrangement with the JV.

Our Board makes an annual determination as to the independence of each director, as defined under the standards adopted by Nasdaq. These standards specify certain relationships that are prohibited in order for a director to be deemed independent. In addition to these objective standards, our Board makes a subjective determination of independence by evaluating all relevant facts and circumstances. In particular, when assessing the materiality of a director’s relationship with the Company, the Board considers the issue not merely from the standpoint of the director, but also from the standpoint of persons or organizations with which the director has an affiliation. In its determination of independence, the Board reviewed and considered all relationships and transactions between each director, his or her family members or any business, charity or other entity in which the director has an interest, and our Company, our affiliates, or any entity in which our senior management has an interest. In determining that none of the relationships noted above affected the independence of any of the interested directors, the Nominating and Corporate Governance Committee considered the nature of the transactions and the dollar amounts involved.

Based on the report and recommendation of the Nominating and Corporate Governance Committee, the Board has affirmatively determined that each of our non-employee directors, other than Mr. Matlin, is “independent” as defined under the Nasdaq listing standards. In addition, the Board has affirmatively determined that all of the members of the Audit Committee and Compensation Committee satisfy the enhanced independence criteria required for such members under regulations adopted by the SEC and the Nasdaq listing standards. For information regarding each committee member’s business experience, please read “Election of Directors (Proposal 1)—Director Nominees.”

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The members of the Compensation Committee of the Board are Messrs. Habachy, Klein, Treadwell and Watson, with Mr. Carroll having served until his resignation coinciding with the appointments of Messrs. Habachy and Watson, effective as of April 1, 2020 none of whom has ever been an officer or employee of the Company or any of its subsidiaries or has any relationships requiring disclosure with the Company or any of its subsidiaries. None of our executive officers has ever served on the Board or the compensation committee of any other entity that has had any executive officer serving as a member of our Board or Compensation Committee.

Environmental, Social and Governance (“ESG”) Highlights

USWS believes strongly in ESG principles, and aims for continuous improvement along all fronts of ESG issues. The Company aims to align its ESG philosophy with long-term sustainability and strategy.

Health, Safety, Environmental and Quality (“HSEQ”)

USWS fully recognizes and embraces the role we have in protecting the environment in the communities where we live and work. By way of reaffirming our corporate ownership of environmental stewardship, USWS is committed to (1) have a positive societal impact regarding the air, land and water in the communities where we live and work, (2) tirelessly research, explore and develop products and processes that minimize the environmental footprint of our options, and (3) operational programs to minimize or eliminate the creation of waste materials. In furtherance of that effort, our Clean Fleet® technology is the industry’s leading solution for reducing carbon emissions. Additionally, our Clean Fleet® Whisperfrac® technology was designed to reduce noise pollution levels to enable quiet frac operations that increase wellsite safety and limit disturbances for local communities.

We are committed to social and environmental responsibility and to implementing practices and policies that promote sustainability in the operation of our business. We maintain and enforce a number of HSEQ policies, and expect our suppliers and business partners to adhere to these requirements and to promote our stewardship goals. In addition, USWS has developed and implemented a number of programs:

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HSE-Nexus is a comprehensive safety database allowing the seamless integration of data sets to view information more holistically, while increasing our capabilities to spot and predict service quality trends.

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PSM360® is a program whereby safety is embedded into a task or procedure via administrative controls, training, risk hazard analysis, incident investigation, emergency planning, audits, contractor management, and employee involvement.

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USafeDrive® is a program utilizing state-of-the-art video and electronic logging technology, which assists our drivers in improving their situational awareness, driving behaviors and improving compliance with both DOT regulations and USWS policies and procedures.

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USWS-U® is a remote training program which supports traditional classroom and hands-on training by giving our mobile workforce additional opportunities to complete training electronically through videos and virtual classrooms. The training modules include safety policy refreshers, equipment/task support, and other professional development learning opportunities.

Social

USWS is committed to maintaining a diverse workforce that encourages and fosters safety, innovation, employee development, open communication and protection of the communities we serve. We encourage employees to grow personally and professionally. We provide challenging and rewarding work with opportunities for advancement. Along with competitive pay, USWS offers a comprehensive benefits package to provide for the health, welfare and retirement needs of our employees. We promote diversity, inclusion and engagement for candidates and employees. Our veteran recruiting program is focused on hiring high-quality candidates directly from the military, providing jobs to our servicemen and servicewomen and capitalizing on the skills they offer to USWS. In 2019, we established an Employee Relations Manager role to focus on maintaining engagement with our employees.

In addition, we have policies and standards in place demonstrating our commitment to the foundations of the USWS corporate culture including to act with honesty and integrity; be responsible for your actions; use common sense when performing your duties; and be safe.

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Our Equal Employment Opportunity Policy commits us to make all employment related decisions, recruit and hire individuals and conduct all personnel actions relating to compensation, benefits, reductions-in-force, recalls, Company-sponsored training, and social and recreational programs without regard to race, color, sex, national origin, genetic information, gender identity, religion, age, sex, sexual orientation, disability, veteran status and/or any other status or condition protected by law.

•	Our Workplace Violence Policy addresses threats, threatening behavior, or acts of violence against employees, visitors, guests or other individuals by anyone on Company property.

•

Our Harassment Policy addresses unlawful harassment including sexual harassment or any other type of harassment based on an employee’s race, color, sex, ethnic or religious beliefs, national origin, age, disability, sexual orientation and/or any other basis protected by state or federal law.

We are committed to high standards of ethical, moral and legal business conduct. We believe open, honest communications are the expectation, not the exception. To align with that goal, we employ EthicsPoint, an independent third-party dedicated helpline, to encourage our employees and others to report suspected breaches of our Code of Business Conduct and Ethics and any illegal or unethical activity. EthicsPoint is a comprehensive and confidential reporting tool to assist management and employees working together in addressing fraud, abuse and other misconduct in the workplace, while cultivating a positive work environment.

Governance

We strongly believe in good corporate governance. Please see our disclosures in “Corporate Governance” above.

DIRECTOR COMPENSATION

On December 21, 2018, the Board approved compensation for each of the Company’s non-employee Board members. As President and Chief Executive Officer, Mr. Broussard did not receive any additional compensation for his service as a member of the Board. His compensation as a Named Executive Officer is disclosed in the Company’s Summary Compensation Table for the year ended December 31, 2019. Also, as affiliated directors, Messrs. Matlin, Klein and Carroll did not receive additional compensation for their services on the Board.

The table and the accompanying narrative below summarize compensation received by the non-employee and non-affiliated members of the Board for their service during 2019.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
David Treadwell	$—	$200,000	$—	$200,000
Richard Burnett	$100,000	$100,000	$—	$200,000
Eddie Watson	$75,000	$75,000	$—	$150,000

(1)

All stock awards granted to directors have been valued based on the aggregate grant date fair value of the awards computed in accordance with FASB ASC 718 and do not represent amounts realized by the directors. Please see the discussion of the assumptions made in the valuation of these awards in “Note 13—Share-Based Compensation” to the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

Per the compensation approved by the Board, each of the Company’s current non-employee and non-affiliated directors are entitled to receive an annual retainer in the amount of $150,000. The chairperson of the Board is entitled to an additional $50,000 as an annual retainer and the chairperson of the Audit Committee is entitled to an additional $50,000 as an annual retainer. Our annual retainer for non-employee Board members is below the market median for total annual compensation among comparably-sized companies according to compensation survey data provided by Pearl Meyer. Fees are paid in arrears in four equal quarterly installments and Board members may elect to take all or a portion of the cash compensation in shares of our Class A common stock. In 2019, Mr. Treadwell elected to receive all of his fees in shares of Class A common stock and Messrs. Burnett and Watson elected to receive their fees 50% in cash and 50% in shares of Class A common stock. Accordingly, Messrs. Treadwell, Burnett and Watson received an award of unrestricted stock in the amount of 25,000, 12,500 and 9,375 shares of Class A common stock, respectively.

For 2020, the Board determined to maintain the annual retainer for non-employee and non-affiliated directors in the amount of $150,000, as well as the additional annual retainer that the chairperson of the Board and the chairperson of the Audit Committee are entitled to receive, each in the amount of $50,000.

On March 31, 2020, to align with the Company’s corporate and operational cost cutting measures, the Board proactively approved a 20% reduction in Board cash compensation, effective as of April 1, 2020.

Additionally, all members of the Board are entitled to reimbursement for all reasonable out-of-pocket expenses incurred in the performance of their services as directors.

EXECUTIVE COMPENSATION

Our Board has entrusted the Compensation Committee with overall responsibility for establishing, implementing and monitoring our executive compensation program. Our President and Chief Executive Officer and Vice President of Human Resources also play a role in the implementation of the executive compensation process by overseeing the performance and dynamics of the executive team and generally keeping the Compensation Committee informed. All final decisions regarding our named executive officers’ compensation are made by the Compensation Committee, except in the case of our President and Chief Executive Officer where the independent members of the Board make all decisions with the benefit of recommendations from the Compensation Committee.

The Compensation Committee has engaged Pearl Meyer, an executive compensation consulting firm, to serve as its compensation consultant and to advise on executive compensation matters. During 2019, representatives of Pearl Meyer attended Compensation Committee meetings, met with the Compensation Committee without management being present and provided third-party data, analysis, advice and expertise on executive compensation and executive compensation programs. The Compensation Committee retains Pearl Meyer directly, although in carrying out assignments Pearl Meyer may interact with our management when necessary and appropriate. Pearl Meyer does not provide any services to our Company other than its consulting services to the Compensation Committee, and the Compensation Committee determined that no conflict of interest exists in its relationship with Pearl Meyer.

The following discussion describes the material elements of compensation for the Company’s named executive officers (the “Named Executive Officers” or “NEOs”) for 2019 and is presented based on the reduced disclosure rules applicable to the Company as an “emerging growth company” within the meaning of the Securities Act of 1933, as amended.

In accordance with the foregoing, the Company’s Named Executive Officers (NEOs) for 2019 are:

Name	Principal Position
Joel Broussard	President and Chief Executive Officer
Kyle O’Neill	Chief Financial Officer
Nathan Houston	Former Chief Operating Officer(1)
(1) Mr. Houston’s last day of employment with the Company was March 16, 2020.

Summary Compensation Table for the Years Ended December 31, 2019 and 2018

The following table summarizes, with respect to USWS’ NEOs, information relating to compensation for the years ended December 31, 2019 and 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Joel Broussard	2019	$800,000	$—	$5,508,082	$2,198,428	$600,000	$20,983	$9,127,493
President and Chief Executive Officer	2018	$442,917	$—	$2,149,000	$—	$1,648,303	$7,500,000	$11,740,220
Kyle O’Neill	2019	$420,000	$—	$2,256,965	$900,821	$336,000	$35,574	$3,949,360
Chief Financial Officer
Nathan Houston	2019	$450,000	$—	$1,889,205	$754,035	$225,000	$30,032	$3,348,272
Former Chief Operating Officer(4)	2018	$324,375	$—	$716,000	$—	$243,750	$32,700	$1,316,825

(1)

Represents the grant date fair value of awards granted during the indicated year, as determined in accordance with ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Please see the discussion of the assumptions made in the valuation of these awards in “Note 13—Share-Based Compensation” to the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019. Generally, the full grant date fair value is the amount that we would expense in our financial statements over the award’s vesting schedule. These amounts reflect our accounting expense, and do not correspond to the actual value that will be recognized by the named executive officers.

(2)	Reflects amounts earned pursuant to the Annual Incentive Plan. Awards for 2019 for Mr. Broussard, Mr. O’Neill and Mr. Houston reflect compensation for the full fiscal year.
(3)

Amounts for 2019 include 401(k) contributions of $6,583, $21,174 and $15,632, for Messrs. Broussard, O’Neill and Houston, respectively, and an automobile allowance of $14,400 for each of Messrs. Broussard, O’Neill and Houston. Amount for Mr. Broussard for 2018 represents a change in control bonus that was paid $1,000,000 in cash and $6,500,000 in fully-vested stock pursuant to his prior employment agreement with respect to the Business Combination. Amounts for 2018 for Mr. Houston represent other compensation including 401(k) contributions of $16,500, and an automobile allowance of $16,200.
(4)	Mr. Houston’s last day of employment with the Company was March 16, 2020.

Outstanding Equity Awards at Fiscal Year-End

The following table reflects information regarding outstanding equity-based awards held by USWS’ NEOs as of December 31, 2019.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units Or Other Rights That Have Not Vested(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Joel Broussard	—	556,564	$8.91	3/14/2026	618,191	$1,168,381	214,900	$—
Kyle O’Neill	—	228,056	$8.91	3/14/2026	253,307	$478,750	—	$—
Nathan Houston(4)	—	190,895	$8.91	3/14/2026	212,032	$400,740	71,600	$—

(1)

Stock option and restricted stock awards held by executives vest in four equal installments on each anniversary of the date of grant, March 14, 2019, beginning on the first anniversary of the date of grant, in each case, provided that the recipient has been continuously employed at such date.

(2)	Calculated based upon the closing market price of our common stock on December 31, 2019, the last trading day of our 2019 fiscal year ($1.89) multiplied by the number of unvested awards at year-end.
(3)

These restricted shares will vest in equal one-third increments on each of the first, second, and third anniversaries of the grant date, being November 9, 2018 (the “Grant Date”); provided, however, that: (a) no restricted shares will vest on any such date unless the closing price of the Class A Common Stock on Nasdaq (or other principal stock exchange on which the Class A Common Stock is then listed for trading) has been $12.00 or greater for 20 trading days in any period of 30 consecutive trading days commencing after the Grant Date (the “Trading Condition”), and (b) in the event that restricted shares do not vest on the applicable anniversary of the Grant Date because the Trading Condition has not been satisfied, such restricted shares will vest upon the later satisfaction of the Trading Condition.

(4)	Mr. Houston’s last day of employment with the Company was March 16, 2020.

Additional Narrative Disclosures

Employment Agreements

On July 13, 2018, the Company entered into employment agreements with each of Messrs. Broussard, O’Neill and Houston that became effective as of the closing date of the Business Combination (“the Employment Agreements”). Each Employment Agreement generally provides for an initial term which will expire on (i) December 31, 2021 for Mr. Broussard, and (ii) December 31, 2020 for Messrs. O’Neill and Houston. After the initial term, the Employment Agreements renew for subsequent one (1) year periods, unless the Company provides written notice of non-renewal at least sixty (60) days prior to the end of the then-current term. Each Employment Agreement provides a general description of the Executive’s duties, positions, and responsibilities associated with his title.

The Employment Agreements provide for base salaries of $800,000, $420,000 and $450,000 per annum for Messrs. Broussard, O’Neill and Houston, respectively, which may be adjusted annually in the sole discretion of our Board, but not reduced unless part of a general reduction in the Company’s compensation to other executives.

On March 20, 2020, the Company announced that it was taking a number of corporate and operating cost-cutting measures to better align its expenses with client activity levels in response to the sharp decline in oil prices and challenging industry outlook driving extraordinary reductions in customer activity. As a component of this effort, the Company’s cost control plans include a 20% reduction in the annual base salaries for Messrs. Broussard and O’Neill.

For the year ending December 31, 2019, Messrs. O’Neill and Houston’s Employment Agreements provide that they are eligible for an annual bonus under USWS’ annual incentive plan (the “AIP”) or a similar or replacement annual incentive plan adopted by our Board targeted at 120%, 80% and 100% of their base salaries, respectively, for any periods after December 31, 2018. Please see the section titled “Annual Bonus” for additional details regarding each NEO’s bonus for 2019.

The Employment Agreements also provide for potential severance benefits in connection with certain terminations of employment. Please see the section titled “Potential Payments upon Termination or Change in Control” for additional details on these termination benefits. Quoted terms used and not otherwise defined herein have such meanings as ascribed thereto in the Employment Agreements.

Base Salary

Base salary is a fixed component of each executive’s annual compensation. The Company will pay the executives’ base salaries as outlined in the Employment Agreements. We review base salaries for our President and Chief Executive Officer and other executives annually to determine if a change is appropriate. In reviewing base salaries, we consider several factors, including a comparison to base salaries paid for comparable positions in our compensation peer group, the relationship among the base salaries paid within our Company and individual experience and contributions. Our intent is to fix base salaries at levels that we believe are consistent with our compensation program design objectives, which include a greater emphasis upon the incentive elements of compensation without sacrificing our ability to recruit, motivate and retain executive talent in a competitive environment.

Base salaries for our NEOs in 2019 were as follows:

Name	2019 Base Salary
Joel Broussard	$800,000
Kyle O’Neill	$420,000
Nathan Houston	$450,000

For 2020, the Company announced that the annual base salaries for Messrs. Broussard and O’Neill would be reduced by 20% to better align the Company’s expenses with client activity levels and in response to the sharp decline in oil prices and challenging industry outlook driving extraordinary reductions in customer activity. Accordingly, the base salaries for Messrs. Broussard and O’Neill in 2020 are $640,000 and $336,000, respectively.

Annual Bonus

Annual cash incentive awards are intended to align our annual performance and results with the compensation paid to persons who are most responsible for such performance, and to motivate and reward achievement of Company and individual performance objectives. For 2019, AIP was based upon achievement of certain financial and safety goals of the Company, as well as personal performance objectives, and approved by the Compensation Committee at the beginning of the year. The financial and safety components of the AIP could be awarded independently such that achievement of one was not predicated on the achievement of the other.

NEOs are eligible for annual bonuses under the AIP targeted at 80% to 120% of their base salaries. In accordance with the AIP Agreement entered into between the Company and each participant of an AIP award, payment of any bonus under the AIP is subject to certain clawback provisions if the Board, in its sole discretion, determines that it is in the best interests of the Company to require repayment of a portion or all of any AIP award if (1) the amount of the award was calculated based upon, or contingent on, the achievement of financial or operating results that were the subject of or affected by the Company’s restatement of all or a portion of its financial statements and (2) the amount of the award would have been less had the financial statements been correct.

Annual bonuses awarded under the 2019 AIP for the NEOs were as follows:

Name	2019 AIP
Joel Broussard	$600,000
Kyle O’Neill	$336,000
Nathan Houston	$225,000

Long-Term Incentive Awards

To align the compensation of our NEOs with the achievement of our business goals and strategy and to align our interests with those of our stockholders, we award long-term incentives to our named executive officers as a component of an executive’s compensation package. These awards have been made under the U.S. Well Services, Inc. 2018 Stock Incentive Plan (the “LTIP”).

In 2019, the Compensation Committee determined that the most effective method to provide incentives under current market conditions and taking into account the practices of our compensation peer group, during 2019, was a mix of restricted stock and stock option awards. The restricted stock and stock option awards are subject to time-based vesting requirements. Accordingly, on March 14, 2019, the Compensation Committee granted the following LTIP awards to NEOs:

Name	Restricted Stock Award	Stock Option Award
Joel Broussard	618,191	556,564
Kyle O’Neill	253,307	228,056
Nathan Houston	212,032	190,895

Other Benefits

The executives are eligible to participate in the Company’s retirement, health, and welfare programs in accordance with the policies as they are available to other key executive employees of the Company. The Company currently maintains a 401(k) plan. As of March 1, 2020, the Company suspended its 401(k) matching cash contributions. Additionally, in accordance with the policies available to other key employees, Messrs. Broussard, O’Neill and Houston received an automobile allowance of $14,400 during 2019. Additionally, to align with the Company’s cost reduction efforts, automobile allowance for 2020 will be reduced by 50%.

Potential Payments upon Termination or Change in Control

Each Employment Agreement provides for the following benefits upon the following termination scenarios (each quoted term as defined in the applicable Employment Agreement):

•	Upon termination by us without “Cause” or termination by the Executive for “Good Reason”:

•	A lump-sum cash payment of 1.5 times (2 times for Mr. Broussard) the sum of Base Salary and average annual bonus during the prior 2 calendar years under the AIP;

•	A pro-rata share of the executive’s target bonus under the AIP for the performance year in which termination occurs; and

•

Reimbursement of premiums paid by the executives for health coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) until the earlier of (i) a period of 18 months following termination, or (ii) the date the executive is no longer eligible to receive COBRA coverage.

•	Termination upon “Disability”

•	A pro-rata share of the executive’s target bonus under the AIP for the performance in which termination occurs; and

•	Continuation of Base Salary for the lesser of 6 months or the period until disability insurance benefits commence under disability insurance coverage.

•	Termination upon “Non-Renewal” of Agreement:

•	A lump-sum cash payment of 1.5 times (2 times for Mr. Broussard) the sum of Base Salary and average annual bonus during the prior 2 calendar years under the AIP; and

•

Reimbursement of premiums paid by the executives for health coverage under COBRA until the earlier of (i) a period of 18 months following termination, or (ii) the date the executive is no longer eligible to receive COBRA coverage.

Each executive will be required to execute a general release of all claims in favor of the Company within forty-five (45) days of the termination date to receive his severance benefits. If an executive is terminated for any reason other than those described above, no further compensation or benefits will be provided pursuant to the Employment Agreements other than amounts already accrued or vested as of the applicable employment termination date. Additionally, the Employment Agreements contain certain restrictive covenants, including but not limited to, non-competition and non-solicitation covenants that generally apply during the term of the executive’s employment and for a period of eighteen (18) months (for Mr. Broussard twenty-four (24) months) following the termination of employment.

In light of marketplace conditions, and as part of a plan to reduce the cost of the Company’s corporate and administrative functions and in consideration of the future direction of the Company, following mutual discussions, the Company notified Nathan Houston that his last day of employment with the Company was March 16, 2020 (“Separation Date”). Mr. Houston has served the Company with distinction as Chief Operating Officer. Since joining the Company in March 2012, Mr. Houston has been an integral part of the leadership team and his dedication, commitment and contribution has been unwavering.

In connection with the foregoing, the Company entered into an amendment to the existing Employment Agreement with Mr. Houston. The amendment provides, among other things, that upon termination by the Company without cause, Mr. Houston is entitled to receive (A) (i) all base salary through the Separation Date and any other accrued compensation or vested benefits as of the Separation Date, (ii) reimbursement for expenses incurred through the Separation Date, (iii) a bonus for the 2019 calendar year to the extent earned, and (iv) after-tax reimbursement of 100% of the COBRA premiums for up to 18 months after the Separation Date or the date Mr. Houston becomes eligible for group health insurance coverage under another employer’s group health insurance, whichever is sooner; and (B) in 36 semi-monthly payments totaling: (i) 1.5 times Mr. Houston’s current annualized base salary; and (ii) 1.5 times the average annual bonus during the prior two calendar years under the AIP.

Hedging and Pledging Prohibitions

Our Insider Trading Policy, which applies to all directors, officers and employees of the Company, prohibits speculating in securities of the Company, engaging in short sales of Company securities or transactions in publicly traded options on Company securities (such as puts, calls and other derivative securities). Additionally, without the prior consent of the Chief Financial Officer of the Company, our directors, officers and employees are prohibited from pledging any Company securities as collateral for a loan or holding Company securities as collateral in a margin account.

AUDIT COMMITTEE REPORT

Management is responsible for the preparation of our financial statements and our financial reporting processes, including the systems of internal controls and disclosure controls and procedures. KPMG, our independent registered public accounting firm, is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (the “PCAOB”) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee of the Board of Directors has:

•	Reviewed and discussed with management and KPMG the audited financial statements for the year ended December 31, 2019;

•	Discussed with KPMG the matters that are required to be discussed by the applicable requirements of the PCAOB and the SEC; and

•

Received the written disclosures from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence and discussed with KPMG its independence from the Company.

In reliance upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019.

Submitted by the Audit Committee of the Board of Directors:

Richard Burnett, Chairman

Ryan Carroll

David Treadwell

RATIFICATION OF THE APPOINTMENT OF KPMG LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR 2020 (PROPOSAL 2)

What am I voting on?

You are voting on a proposal to ratify the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The Audit Committee has appointed KPMG to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

What services does the independent registered public accounting firm provide?

Audit services of KPMG for fiscal year 2019 included an audit of our consolidated financial statements, and services related to periodic and other filings made with the SEC. Additionally, KPMG provided certain other services as described in the response to the next question. In connection with the audit of the 2019 financial statements, we entered into an engagement agreement with KPMG that sets forth the terms by which KPMG performs audit services for us.

Change in Independent Auditors.

WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm prior to the Business Combination, was dismissed, effective November 27, 2018. The dismissal was approved by the Audit Committee. On November 28, 2018, the Audit Committee engaged KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The report of Withum on the Company’s financial statements as of December 31, 2017 and 2016 and for the year ended December 31, 2017 and for the period from March 10, 2016 (inception) through December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that such audit report contained an explanatory paragraph in which Withum expressed substantial doubt as to the Company’s ability to continue as a going concern if it did not complete a business combination by March 19, 2019. During the period from March 10, 2016 (inception) through December 31, 2016, the year ended December 31, 2017, and the subsequent interim period through November 28, 2018 (i) there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Withum, would have caused Withum to make reference to the subject matter of the disagreement in its reports and (ii) there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K. The Company provided Withum with a copy of the disclosures from its Current Report on Form 8-K filed with the SEC on November 28, 2018 (the “Form 8-K”) with respect to the foregoing and requested that Withum furnish the Company with a letter addressed to the SEC stating whether Withum agrees with the disclosures contained in the Form 8-K and, if not, stating the respects in which it does not agree. The Company received the requested letter from Withum and a copy of Withum’s letter was included as Exhibit 16.1 to the Form 8-K.

During the fiscal years ended December 31, 2017 and 2016, and the subsequent interim period through November 28, 2018, neither the Company nor anyone on its behalf consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

How much was the independent registered public accounting firm paid for 2019?

During the fiscal year ended December 31, 2019, KPMG was the Company’s principal accounting firm. During the fiscal year ended December 31, 2018, Withum was the Company’s principal accountant during the period from January 1, 2018 to November 27, 2018, on which date the Audit Committee approved a change in accountants and engaged KPMG as the Company’s principal accountant for the fiscal year ended December 31, 2018. Prior to the Business Combination, KPMG was the principal accountant for USWS since 2012. The following is a summary of fees paid to Withum for services rendered for the fiscal year ended December 31, 2018 and to KPMG for services rendered for the fiscal years ended December 31, 2019 and 2018:

Fee From KPMG ($ in millions)	2019	2018
Audit Fees	$0.785	$1.00
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$0.785	$1.00

Fee From Withum ($ in millions)	2018
Audit Fees	$0.04
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—

Total	$0.04

“Audit Fees” includes fees for audit services, which relate to the annual audit of our consolidated financial statements, reviews of our interim consolidated financial statements, and services normally provided in connection with statutory or regulatory filings. “All Other Fees” includes fees for other services, including fees for miscellaneous services.

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee. The Audit Committee’s practice is to consider for approval, at its regularly scheduled meetings, all audit and non-audit services proposed to be provided by our independent registered public accounting firm. The Audit Committee reviews all relationships between our independent registered public accounting firm and us that may relate to the independent registered public accounting firm’s independence.

The Audit Committee considered the effect of independent registered public accounting firm’s non-audit services in assessing the independent public registered accounting firm’s independence and concluded that the provision of such services by the independent registered public accounting firm was compatible with the maintenance of independence in the conduct of its auditing functions. The fees for all of the services summarized above were pre-approved by the Audit Committee in 2019 and 2018.

Will a representative of KPMG LLP be present at the Annual Meeting?

Yes, we have been advised that one or more representatives of KPMG will be present at the Annual Meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Class A Common Stock and Class B Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote, voting together as a single class, on the proposal. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the appointment of KPMG to our stockholders for ratification as a matter of good corporate practice. If the appointment of KPMG is not ratified, the Audit Committee will reconsider whether it is appropriate to select another independent registered public accounting firm.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

TRANSACTIONS WITH RELATED PERSONS

The Company has adopted a written related party transaction policy with respect to any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which: (1) the aggregate amount involved in any calendar year will or may be expected to exceed $120,000; (2) the Company is a participant; and (3) any person who is or was (since the beginning of the last fiscal year) an executive officer, director, director nominee or any greater than 5% shareholders, or any of the immediate family members of the foregoing persons, has or will have a direct or indirect interest. The Audit Committee reviews and approves all related party transactions, and such transactions are subject to the Company’s Code of Business Conduct and Ethics. In evaluating the transaction, the Audit Committee will consider all relevant factors, including, as applicable, (1) the related party’s relationship to the Company and interest in the transaction; (2) the material facts of the transaction, including the aggregate value of such transaction or, in the case of indebtedness, the amount of principal involved; (3) the benefits to the Company of the transaction; (4) if applicable, the availability of other sources of comparable products or services; (5) an assessment of whether the transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally; (6) whether a transaction has the potential to impair director independence; and (7) whether the transaction constitutes a conflict of interest. If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction. The Audit Committee may establish guidelines for the Company’s management to periodically monitor the transaction to ensure that there are no changed circumstances that would render it advisable for us to amend or terminate the transaction and will review the transaction annually to determine whether it continues to be in our interests.

During 2019, the following transaction or series of related transactions in which any “related person” had or will have a direct or indirect material interest and in which the amount involved exceeded $120,000, were reviewed and considered:

Series A Convertible Redeemable Preferred Stock — On May 23, 2019, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (collectively, the “Purchasers”) to issue and sell in a private placement, 55,000 shares of Series A Redeemable Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), and warrants (the “Warrants”) exercisable for shares of Class A Common Stock, for an aggregate purchase price of $55 million. At the initial closing on May 24, 2019 (the “Initial Closing”), the Purchasers purchased all of the Preferred Shares and 2,933,333 Warrants. Subject to there being Preferred Shares outstanding, the Company will issue an additional 4,399,992 warrants to the Purchasers in quarterly installments of 488,888 warrants beginning nine months after the Initial Closing.

Crestview III USWS, L.P. and Crestview III USWS TE, LLC, two of the Purchasers, are affiliated with Crestview, the beneficial owner of approximately 37.19% of our Class A Common Stock. See “Security Ownership of Our Management and Holders of More Than 5% of Outstanding Shares of Common Stock” below.

Crestview is entitled to designate for nomination by us for election (i) two directors to serve on our Board for so long as Crestview beneficially owns at least 14.3% of the outstanding shares of Class A Common Stock, one of whom must qualify as an independent director pursuant to Nasdaq rules, and (ii) one director for so long as Crestview beneficially owns at least 5% and less than 14.3% of the outstanding shares of Class A Common Stock. Messrs. Klein and Watson have been designated as directors by Crestview. In addition, Mr. Klein is a partner at Crestview Advisors, L.L.C.

Warrant Agreement — On May 24, 2019, in connection with the Initial Closing and pursuant to the Purchase Agreement, the Company entered into a Warrant Agreement between the Company and Continental Stock Transfer & Trust Company to provide for the issuance of the Warrants. Pursuant to the Warrant Agreement, the Warrants are exercisable into Class A Common Stock at an exercise price per share of Class A Common Stock equal to $7.66, subject to adjustment, beginning six months after issuance. The Warrants have a six year term.

Registration Rights Agreement — On May 24, 2019, in connection with the Initial Closing and pursuant to the Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers relating to the registration of the Class A Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants (the “Registrable Securities”). Pursuant to the Registration Rights Agreement, the Company was required to use its commercially reasonable efforts to file a registration statement with respect to the Registrable Securities. In certain circumstances, and subject to customary qualifications and limitations, the holders of Registrable Securities will have piggyback registration rights on offerings of Class A Common Stock initiated by the Company, and selling Purchasers will have rights to request that the Company initiate up to two Underwritten Offerings (as defined in the Registration Rights Agreement) of Registrable Securities in any 365 day period.

Related Party Purchase—Rockwater Energy Solutions (“Rockwater”) is a subsidiary of Select Energy Services, Inc. (“Select”). In 2019, USWS purchased chemicals from Rockwater for use in its hydraulic fracturing operations, totaling $11,059,640.31.

SECURITY OWNERSHIP OF OUR MANAGEMENT AND

HOLDERS OF MORE THAN 5% OF

OUTSTANDING SHARES OF COMMON STOCK

The following table sets forth information regarding the beneficial ownership of our Class A and Class B common stock as of April 3, 2020, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A and/or Class B common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our current executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. As of April 3, 2020, we had 67,878,705 shares of Class A Common Stock and 5,500,692 shares of Class B Common Stock outstanding. Unless otherwise noted, the mailing address of each person or entity named below is 1360 Post Oak Boulevard, Suite 1800, Houston, Texas 77056.

Name and Address of Beneficial Owner	Class A Common Stock		Class B Common Stock		Combined Voting Power(1)(2)
	Number	Percentage	Number	Percentage	Number	Percentage
Crestview(3)	25,244,444	37.19%	—	—	25,244,444	34.40%
The TCW Group, Inc.(4)	10,004,039	14.74%	—	—	10,004,039	13.63%
BlackRock, Inc.(5)	5,469,330	8.06%	—	—	5,469,330	7.45%
Joel Broussard(6)	1,483,091	2.18%	—	—	1,483,091	2.02%
Kyle O’Neill(7)	253,307	*	—	—	253,307	*
Nathan Houston(9)	124,608	*	6,411	*	131,019	*
Richard A. Burnett	12,500	*	—	—	12,500	*
Ryan Carroll	—	—	—	—	—	—
Steve S. Habachy	—	—	—	—	—	—
Adam J. Klein(10)	—	—	—	—	—	—
David J. Matlin(11)	5,216,821	7.69%	—	—	5,216,821	7.11%
David L. Treadwell(12)	579,693	*	—	—	579,693	*
Eddie M. Watson	9,375	*	—	—	9,375	*
All directors and executive officers as a group (10 individuals) (13)	7,679,395	11.31%	6,411	*	7,685,806	10.47%

*	Less than 1%
(1)

For each stockholder, in accordance with Rule 13d-3 promulgated under the Exchange Act, this percentage is determined by assuming the named stockholder exercises all options, warrants and other instruments pursuant to which the stockholder has the right to acquire shares of our common stock within 60 days, but that no other person exercises any options, warrants or other purchase rights (except with respect to the calculation of the beneficial ownership of all directors and executive officers as a group, for which the percentage assumes that all directors and executive officers exercise any options, warrants or other purchase rights).

(2)

Represents percentage of voting power of our Class A Common Stock and Class B Common Stock voting together as a single class. Each share of Class B Common Stock has no economic rights, but entitles the holder thereof to one vote.

(3)

Based on information obtained from a Schedule 13D/A filed with the SEC on April 2, 2020. Consists of (i) 19,297,910 shares of Class A Common Stock and 119,123 shares of Class A Common Stock transferred by Matlin & Partners Acquisition Sponsor LLC (“Sponsor Transferred Shares”) held directly by Crestview III USWS, L.P. (“Crestview III LP”), (ii) 952,090 shares of Class A Common Stock and 5,877 Sponsor Transferred Shares held directly by Crestview III USWS TE, LLC (“Crestview III LLC”), (iii) 3,625,000 shares of Class A Common Stock issuable upon exercise of warrants that became exercisable 30 days after closing of the Business Combination received by Crestview III LP and Crestview III LLC (collectively, the “Crestview Entities”) and (iv) 1,244,444 shares of Class A Common Stock issuable upon exercise of warrants issued in May 2019 to the Crestview Entities, in each case, for which Crestview Partners III GP, L.P. may be deemed to be the beneficial owner. Excludes any shares of Class A Common Stock that may be issued upon (i) conversion of 20,000 shares of Series A Preferred Stock; (ii) conversion of 11,500 shares of Series B Preferred Stock; and (iii) exercise of any additional warrants that may be issued pursuant to the terms of the Purchase Agreement. See “Transactions With Related Persons—Series A Convertible Redeemable Preferred Stock” above. Crestview Partners III GP, L.P. is the general partner of the investment funds which are direct or indirect members of Crestview. Decisions by Crestview Partners III GP, L.P. to vote or dispose of the interests held by Crestview requires the approval of a majority of the seven members of its investment committee and its chairman, which is composed of the following individuals:

Barry S. Volpert (chairman), Thomas S. Murphy, Jr., Richard M. DeMartini, Robert V. Delaney, Jr., Brian P. Cassidy, Alexander M. Rose and Adam J. Klein. None of the foregoing persons has the power individually to vote or dispose of any of such interests. Each of the foregoing individuals, in his capacity as solely a member of the investment committee, disclaims beneficial ownership of all such interests. The business address of each of the foregoing is c/o Crestview Advisors, L.L.C., 590 Madison Avenue, 36th Floor, New York, New York.
(4)

Based on information obtained from a Schedule 13G/A filed with the SEC on February 7, 2020 and a Form 3 filed with the SEC on December 3, 2019 by The TCW Group, Inc. (“TCW”), on behalf of itself and its direct and indirect subsidiaries, which collectively constitute The TCW Group, Inc. business unit (the “TCW Business Unit”). The TCW Business Unit is primarily engaged in the provision of investment management services. The TCW Business Unit is managed separately and operated independently. Investment funds affiliated with The Carlyle Group, L.P. (“The Carlyle Group”) hold a minority indirect ownership interest in TCW that technically constitutes an indirect controlling interest in TCW. The principal business of The Carlyle Group is acting as a private investment firm with affiliated entities that include certain distinct specialized business units that are independently operated including the TCW Business Unit. Entities affiliated with The Carlyle Group may be deemed to share beneficial ownership of the securities reported herein. Information barriers are in place between the TCW Business Unit and The Carlyle Group. Therefore, in accordance with Rule 13d-4 under the Exchange Act, The Carlyle Group disclaims beneficial ownership of the shares beneficially owned by the TCW Business Unit. The TCW Business Unit disclaims beneficial ownership of any shares which may be owned or reported by The Carlyle Group and its affiliates. Entities affiliated with The Carlyle Group may beneficially own shares of an issuer to which this schedule relates and such shares are not reported herein. TCW has shared voting and dispositive power with respect to all of the shares. The mailing address of TCW is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

(5)

Based on information obtained from a Schedule 13G/A filed with the SEC on February 10, 2020. The registered holders of the referenced shares are funds and accounts under management by investment adviser subsidiaries of BlackRock, Inc. (or wholly owned subsidiaries of such funds and accounts). BlackRock, Inc. is the ultimate parent holding company of such investment adviser entities. On behalf of such investment adviser entities, the applicable portfolio managers, as managing directors (or in other capacities) of such entities, and/or the applicable investment committee members of such funds and accounts, have voting and investment power over the shares held by the funds and accounts (or the wholly owned subsidiaries of such funds and accounts) which are the registered holders of the referenced shares. Such portfolio managers and/or investment committee members expressly disclaim beneficial ownership of all shares held by such funds and accounts (or such wholly owned subsidiaries). BlackRock, Inc. has sole voting and dispositive power with respect to all of the shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(6)	Includes 678,544 shares of unvested restricted stock.
(7)	Includes 189,981 shares of unvested restricted stock.
(8)	Includes 220,480 shares of unvested restricted stock.
(9)	Mr. Houston’s last day of employment with the Company was March 16, 2020.
(10)	The business address for Mr. Klein is c/o Crestview Partners, 590 Madison Avenue, 36th Floor, New York, New York 10022.
(11)

Based on information obtained from a Schedule 13D/A filed with the SEC on April 6, 2020 and a Form 4 filed with the SEC on April 3, 2020 by David J. Matlin. Consists of (i) 3,014,603 shares of Class A Common Stock held by Mr. Matlin and (ii) 2,202,218 shares of Class A Common Stock issuable upon the exercise of warrants held by Mr. Matlin. Mr. Matlin holds an aggregate of 4,404,436 warrants to purchase Class A Common Stock, each of which is exercisable for one-half of one share of Class A Common Stock. Mr. Matlin has sole voting and dispositive power with respect to all of the shares. The business address for Mr. Matlin is 600 Fifth Avenue, 22nd Floor, New York, New York, 10022.

(12)	Includes 226,209 shares of Class A Common Stock issuable upon exercise of 452,419 private placement warrants.
(13)	Includes aggregate disclosure for all directors and executive officers.

PROPOSALS FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

To be eligible under the SEC’s shareholder proposal rule (Rule 14a-8 of the Exchange Act) for inclusion in our 2021 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by the Corporate Secretary on or before December 14, 2020. If a stockholder wishes to submit a proposal at our 2021 Annual Meeting of Stockholders, other than for inclusion in our 2021 Proxy Statement and form of proxy, or to nominate a person for election as director, our Bylaws, require the stockholder to deliver written notice thereof, setting forth the information specified in our Bylaws, to the Corporate Secretary at our principal executive offices no later than the close of business on the 90th day, nor earlier than the opening of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting. In other words, for a stockholder proposal to be considered at the 2021 Annual Meeting of Stockholders, it should be properly submitted to the Corporate Secretary no earlier than January 27, 2021 and no later than February 26, 2021; provided, however, that such other business must otherwise be a proper matter for stockholder action. In the event that the date of the annual meeting is more than 30 days before or after May 27, 2021, however, a stockholder must deliver notice no earlier than the opening of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (a) the 90th day prior to such annual meeting or (b) the 10th day following the day on which we first make public announcement of the date of such meeting. A copy of our Bylaws may be obtained by writing to 1360 Post Oak Blvd., Suite 1800, Houston, Texas 77056, Attention: Corporate Secretary.

STOCKHOLDERS SHARING AN ADDRESS

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Proxy Statement and Annual Report, unless one or more of the stockholders at that address notifies us that they wish to continue receiving individual copies. We believe this procedure provides greater convenience to our stockholders and saves money by reducing our printing and mailing costs and fees.

If you and other stockholders of record with whom you share an address and last name currently receive multiple copies of our Proxy Statement and Annual Report and would like to participate in our householding program, please contact Broadridge by calling toll-free at 800-542-1061, or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Alternatively, if you received a householded mailing this year and you would like to have additional copies of our Proxy Statement and Annual Report mailed to you or you would like to opt out of this practice for future mailings, we will promptly deliver such additional copies to you if you submit your request to Broadridge as described above.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your broker, bank, trust or other holder of record to request information about householding.

EXPENSES RELATING TO THIS PROXY SOLICITATION

We will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our officers, directors and employees may solicit proxies by mail, telephone, facsimile, electronic means, in person or otherwise, without extra compensation for that activity. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of our Common Stock and obtaining the proxies of those owners.

SHAREHOLDER COMMUNICATIONS

Stockholders and other interested parties who wish to communicate with a member or members of the Board, including the chairperson of the Board or Audit, Nominating and Corporate Governance or Compensation Committee or the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Corporate Secretary of the Company, 1360 Post Oak Blvd., Suite 1800, Houston, Texas 77056. Please indicate on the envelope that the correspondence contains a stockholder communication. Our Corporate Secretary will review all incoming stockholder communications and such stockholder communications will be forwarded, as specified.

OTHER MATTERS

We know of no matters which are to be presented for consideration at the Annual Meeting other than those specifically described in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, however, it is the intention of the persons designated as proxies to vote on them in accordance with their best judgment.

U.S. WELL SERVICES, INC. 1360 Post Oak Boulevard Suite 1800 Houston, TX 77056 VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/26/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/26/2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: For Withhold For All All All Except 1. Election of Directors Nominees 01 Steve Habachy 02 Adam Klein 03 David Matlin The Board of Directors recommends you vote FOR the following proposal: 2 To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as our independent registered public accountant for the fiscal year ending December 31, 2020. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. We intend to hold the Annual Meeting in person. However, we are sensitive to concerns related to public health and travel that our stockholders may have and are monitoring the protocols that federal, state and local governments may recommend or require in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described herein) or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). In the event we determine it is necessary or appropriate to take additional steps regarding how we conduct the Annual Meeting, we will announce this decision in advance, and details will be posted on our website and filed with the Securities and Exchange Commission(the SEC). To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain 0000456607_1 R1.0.1.18 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com U.S. WELL SERVICES, INC. Annual Meeting of Stockholders May 27, 2020 10:00 AM This proxy is solicited by the Board of Directors The stockholder hereby appoints Kyle O’Neill and Erin Simonson, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and/or Class B Common Stock of U.S. WELL SERVICES, INC. that the Stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM CST on May 27, 2020, at 1330 Post Oak Boulevard, 2nd Floor, East Conference Room, Houston, Texas 77056, and any adjournment or postponement thereof. A majority of the proxies or substitutes present at the meeting may excercise all power granted hereby. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000456607_2 R1.0.1.18